UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 3, 2009

POWERSHARES DB US DOLLAR INDEX TRUST

(Registrant)

POWERSHARES DB US DOLLAR INDEX BULLISH FUND

DB US DOLLAR INDEX MASTER TRUST

DB US DOLLAR INDEX BULLISH MASTER FUND

(Rule 140 Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB US Dollar Index Trust, Delaware DB US Dollar Index Master Trust, Delaware	87-0778080 (Trust) 87-0778081 (Master Trust)
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33314, 001-33315, 001-33316, 001-33317

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Common units of beneficial interest (the “Shares”) of PowerShares DB US Dollar Index Bullish Fund (the “Fund”), a series of PowerShares DB US Dollar Index Trust (the “Trust”), are offered on a continuous basis under Rule 415 of the Securities Act of 1933, and when all registered Shares have been sold, additional Shares are registered in subsequent registration statements. As of the close of business on Tuesday, November 3, 2009, the Fund had 6,600,000 Shares registered with the SEC that are available for purchase by its Authorized Participants. On or about November 2, 2009, the Trust, on behalf of the Fund, submitted a registration statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) to register an additional 100,000,000 Shares of the Fund. This Registration Statement is currently subject to review and comment by the SEC, the Financial Industry Regulatory Authority (“FINRA”) and the National Futures Association (“NFA”).

As stated in its currently effective prospectus, the Fund creates and redeems Shares in blocks of 200,000 Shares called Creation Baskets and Redemption Baskets, respectively. Only Authorized Participants may purchase or redeem Creation Baskets or Redemption Baskets. If the Fund issues all of its currently remaining registered Shares, DB Commodity Services LLC, the managing owner of the Trust and the Fund (“DBCS”), will have to suspend the ability of the Authorized Participants to purchase new Creation Baskets until such time as the Registration Statement for the additional Shares has been declared effective by the SEC, and FINRA and NFA have determined that their comments, if any, on the Registration Statement (Disclosure Document) have been adequately addressed. The ability of Authorized Participants to redeem Redemption Baskets in such a situation would remain unaffected.

In the event that there was a short-term disruption in the ability of Authorized Participants to purchase additional Creation Baskets, DBCS believes that Authorized Participants and other groups that make a market in Shares of the Fund would still continue to actively trade the Shares. However, DBCS believes that in such a situation, Authorized Participants and other market makers may seek to adjust the market they make in the Shares. Specifically, these market participants may increase the spread between the prices that they quote for offers to buy and sell Shares to allow them to adjust to the potential uncertainty as to when they might be able to purchase additional Creation Baskets. In addition, Authorized Participants may be less willing to offer to quote offers to buy or sell Shares in large numbers. The potential impact of either wider spreads between bid and offer prices, or reduced number of Shares on which quotes may be available, could increase the trading costs to investors in the Fund compared to the quotes and the number of Shares on which bids and offers are made if the Authorized Participants were still able to freely create new Creation Baskets. DBCS believes that any potential impact to the market in Shares of the Fund that could occur from the Authorized Participants’ inability to create new Creation Baskets would not extend beyond the time when additional Shares would be registered and available for distribution. If a lengthy period of time were to elapse before new Shares were declared effective and there was continued demand for Shares, DBCS believes that the impact on the spread between bid and ask prices might widen even further. In addition, there could be a significant variation between the market price at which Shares are traded and the Shares’ net asset value, which is also the price at which Shares can be redeemed by Authorized Participants in Redemption Baskets. The foregoing could also create significant deviations from the Fund’s investment objective, i.e., seeking to track changes, whether positive or negative, in the level of the Deutsche Bank US Dollar Index (USDX®) Futures Index – Excess Return, (Long Index), over time, plus the excess, if any, of its Master Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over the expenses of the Fund and its Master Fund.

Any forward-looking statements in this Current Report are based on expectations of DBCS at this time. Whether or not actual results and developments will conform to DBCS’ expectations and predictions, however, is subject to a number of risks and uncertainties, including the special considerations discussed in the Fund’s currently effective prospectus, general economic, market and business conditions, changes in laws or regulations or other actions made by governmental authorities or regulatory bodies, and other world economic and political developments. The Trust, the Fund and DBCS undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Any terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the currently effective prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Director

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB US Dollar Index Bullish Fund, a series of PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Director

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB US Dollar Index Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Director

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB US Dollar Index Bullish Master Fund, a series of DB US Dollar Index Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Director

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

Date: November 3, 2009

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